THE PIEDMONT INVESTMENT TRUST

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                         THE PIEDMONT SELECT VALUE FUND

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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              Dated April 13, 2006


This Supplement to the Prospectus and Statement of Additional Information ("SAI"), each dated April 26, 2005, for The Piedmont Select Value Fund ("Fund"), a series of The Piedmont Investment Trust ("Trust"), updates the Prospectus and SAI (as previously supplemented on May 3, 2005, May 20, 2005, and September 22,
2005) to include additional information as described below. For further information, please contact the Fund toll-free at 800-773-3863. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

On April 11, 2006 at a Special Meeting of the Board of Trustees of Trust ("Board"), the Board approved the First Amendment to the Expense Limitation Agreement, which lowered the Fund's maximum operating expense limit in any year from 2.00% to 1.35% of the average daily net assets of the Fund, as described below, and the termination of the Fund's Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("Rule 12b-1 Plan"). The Prospectus and SAI are changed as follows:

o The "Fees and Expenses of the Fund" section on page 8 of the Prospectus is hereby amended in its entirety and replaced to read as follows:

     FEES AND EXPENSES OF THE FUND
     -----------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

      Maximum Sales Charge (Load) Imposed On Purchases
              (as a percentage of offering price).................... None
      Redemption Fee................................................. None

                         Annual Fund Operating Expenses*
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

      Management Fees................................................ 0.90%
      Distribution and/or Service (12b-1) Fees....................... 0.00%
      Other Expenses................................................. 8.29%
                                                                      -----
              Total Annual Fund Operating Expense.................... 9.19%
              Fee Waivers and/or Expense Reimbursements..............(7.84%)
                                                                      -----
              Net Expenses............................................1.35%
                                                                      =====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended March 31, 2006. The Advisor has entered into an amended contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.35% of the Fund's average daily net assets for the fiscal year ending March 31, 2007. For the fiscal year ended March 31, 2006, this contractual agreement previously limited the "Total Annual Fund Operating Fund Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 2.00% of the Fund's average daily net assets. Therefore "actual net expenses" for the fiscal year ended March 31, 2006 were 2.25% of the Fund's average daily net assets. The table above has been restated to reflect the current fee arrangement. The contractual agreement may continue from year-to-year thereafter, provided such continuation is approved by the Trustees. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------- ------------- ---------------- -------------- --------------
  Period Invested      1 Year         3 Years         5 Years        10 Years
------------------- ------------- ---------------- -------------- --------------
     Your Costs         $137          $1,964          $3,640          $7,253
------------------- ------------- ---------------- -------------- --------------

o The last paragraph under the "Management of the Fund - Expense Limitation Agreement" section on page 9 of the Prospectus is hereby amended in its entirety and replaced to read as follows:

Expense Limitation Agreement. The Advisor has entered into an amended Expense Limitation Agreement with the Fund under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.35% of the average daily net assets of the Fund for the fiscal year ending March 31, 2007. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days' notice to the Trust.

o The last paragraph of the "Investment Advisor" section on page 17 of the SAI is hereby amended in its entirety and replaced to read as follows:

The Advisor receives a monthly management fee equal to an annual rate of 0.90% the Fund's net assets. In addition, the Advisor and the Fund have entered into an amended Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.35% of the average daily net assets of the Fund for the fiscal year ending March 31, 2007. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.

o    All  references  to the Fund's Rule 12b-1 Plan or 12b-1 fees under any such
     plan  in  the   Prospectus  and  SAI  are  hereby  deleted  and  should  be disregarded.


          Investors Should Retain This Supplement for Future Reference
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